SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): October 15, 1996



                       ADVANCE DISPLAY TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                          0-15224                  84-0969445
----------------------              ------------            ------------------
(State of other juris-              (Commission              (I.R.S. Employer
 diction of incorpora-              File Number)            Identification No.)
 tion)



  1251 South Huron, Unit C
       Denver, Colorado                                          80223
---------------------------------------                        ---------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number including area code: (303) 733-5339
                                                   --------------

Former name or former address if changed since last report:

         N/A

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  No report required.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  No report required.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  No report required.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  No report required.

ITEM 5.           OTHER EVENTS.

                  Advance Display Technologies, Inc. (the "Company") is unable to file its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 within the prescribed due date. The Report was originally due to be filed on or about September 30, 1996, extended to October 14, 1996. As of the extended due date, the Company is still unable to file the required Report.

                   Due to a continuing need for working capital, the Company is unable to retain qualified advisors to assist in preparation and filing of the Report. During the last two fiscal years and in the interim period up to the date of this Report, the Company has been funded entirely by contributions to a research and development partnership in which the Company acts as general partner. While the Company anticipates receipt of additional working capital to retain attorneys and accountants to assist in preparation of the Report and audit of the Company's financial statements, the Company has not received the required working capital in time to file the Report in a timely manner. Management will use its best efforts to finish the Report within these limits.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS.

                  No report required.

ITEM 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  No report required.

         (b)      Proforma Financial Information.
                  -------------------------------

                  No report required.

         (c)      Exhibits.
                  ---------

                 No report required.

ITEM 8.           CHANGE IN FISCAL YEAR.

                  No report required.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          ADVANCE DISPLAY TECHNOLOGIES, INC.


Date: October 14, 1996                    By:  /s/  DARRELL AVEY
                                             ----------------------------------
                                               Darrell Avey, Chairman